Exhibit 8—Subsidiaries of the Registrant—December 31, 2001

        The following is a list of the consolidated companies, with the percentage of Trader.com's ultimate ownership in parentheses:

  Trader.com N.V. and its wholly-owned subsidiary holding companies in The Netherlands:

  •
  Trader.com International B.V.

  •
  Trader.com Group B.V.

  •
  Hebdo Mag Finance B.V.

  •
  Hebdo Mag Europe B.V.

  •
  Tivana Holding B.V.

  •
  Montaigne VII B.V.

  •
  Trader.com Management (Services) B.V.

  •
  Hebdo Mag Brazil Holdings B.V.

  •
  Trader.com (Australia) Holdings B.V.

  •
  Trader.com Acquisitions BV

  •
  Trader.com IPR BV

  •
  Trader.com Holdings N.V.

  Canadian subsidiaries:

  •
  Trader.com (Canada) Inc. (100%)

  •
  Canada Computer Paper Inc. (100%)

  •
  Gadekin International Computer Publishers Inc. (25%)

  •
  Publications d'Occasion A.D. Inc. (100%)

  •
  Itinerary Group Partners (100%)

  •
  Buy & Sell Ltd (10%)

  •
  Prime Protect Insurance Services, Inc. (100%)

  •
  Prime Protect Financial Services, Inc. (100%)

  •
  Prime Protect Warranty Services, Inc. (100%)

  •
  Global Sourcing Network Inc. (100%)

  •
  Trader Chariots Holdco, Inc (51.00%)

  •
  Chariots.com Inc. (35.70%)

  •
  Trader Publications Corp. (62.50%)

  •
  Tivana Holding (B.C.) Inc (100%)

  •
  A.T. Publications (B.C.) Company (100%)

  •
  B.B. Publications Ltd (100%)

  •
  Virtualfiles.Net Inc (100%)

  •
  Visitnet.com Inc. (100%)

  •
  The B.A.S.P. Buy & Sell Press Ltd (100%)

  •
  Dealer's choice Magazine Ltd (100%)

  •
  The B.A.S.P. Auction Site Ltd (100%)

  •
  B.A.S.P. Communications Inc. (100%)

  •
  The Bargain Finder Investments Ltd (100%)

  •
  The Bargain Finder Press Ltd (100%)

  European subsidiaries:

  •
  Inedit SpA (100%)

  •
  Cerca e Trova s.a. (100%)

  •
  Trader.com (Switzerland) SA (100%)

  •
  Via Via CV (75.4%) and Arimpex BV (75.4%)

  •
  VOF Via Part (87.7%)

  •
  De Vondst CV (36.95%)

  •
  Uitgeverij Zuid en Noord Holland Edities BV (100%)

  •
  E-deluxe NV (100%)

  •
  E-deluxe Holding BV (100%)

  •
  E-deluxe France SAS (100%)

  •
  E-deluxe UK Ltd (100%)

  •
  Trader.com (Polska) S.p.z.o.o. (100%)

  •
  Multimedia Communication—MMC S.A.R.L. (50%)

  •
  Expressz Kiado Rt (100%)

  •
  HMM Marketing Kft (100%)

  •
  Gula Tidningen AB (100%)

  •
  Lila Tidningen i Skane AB (100%)

  •
  Gula Tidnigen Trader AB (100%)

  •
  Gula Interactive Trader AB (100%)

  •
  Trader Segundamano S.L. (100%)

  •
  Anuntis S.L. (10%)

  •
  Trajin S.A. (100%)

  •
  Trajin on Line S.L. (100%)

  •
  Unimail S.A. (100%)

  •
  Trader Coches Net S.L. (100%)

  •
  Trader Anunciador S.L. (80%)

  •
  Trader.com France S.A. (100%)

  •
  Trader.com International S.A.R.L (100%)

  •
  Trader.com Internet Machine GIE (86.87%)

  •
  Trader.com Acquisitions France S.A. (100%)

  •
  Garantie System S.A. (95.44%)

  •
  TMS Immo S.A. (50.1%)

  •
  Netclub SA (59.45%)

  •
  Rossini SA (66.5%)

  •
  Epublik SA (100%)

  •
  Editoriale Secondamano Srl (100%)

  •
  Trader.com Italy Srl (100%)

  •
  Free Ads Paper Srl (100%)

  •
  Trader.com (Hungary) Rt (100%)

  •
  Expressz Garancia Kft (100%)

  •
  Trader.com (Germany) Gmbh (100%)

  •
  Trader.com (UK) Limited (100%)

  •
  Trader.com (Sweden) AB (100%)

  U.S. subsidiaries:

  •
  Hebdo Mag (USA) Limited (100%)

  •
  HM ZP Holdings, Inc. (100%)

  •
  Peddler's Post, Inc. (100%)

  •
  Zart Publications Inc. (100%)

  •
  HM Amber Holding Corp. (100%)

  •
  The Trader's Post, Inc. (100%)

  •
  The Trader Enterprises, Inc. (100%)

  •
  Trader.com Inc. (Indiana) (100%)

  •
  Trader.com Inc. (Delaware) (100%)

  •
  B.B. (US) LLC (100%)

  Russian subsidiaries:

  •
  Mirabridge International BV (100%)

  •
  International Ssuarts Holding BV (100%)

  •
  Ssuarts Holding Gmbh (100%)

  •
  Ssuarts Trading Ltd (55%)

  •
  OOO Gratis (90%)

  •
  Publishing House Pennsylvania Inc. (100%)

  •
  SP Pronto Kiev (50%)

  •
  Pronto-Moscow (88%)

  •
  ZAO Belpronto (52.8%)

  •
  OOO Pronto Print (47.52%)

  •
  OOO Rosprint (52.8%)

  •
  OOO Pronto DV (88%)

  •
  OOO Pronto Baikal (88%)

  •
  OOO Pronto UlanUde (44%)

  •
  OOO Pronto Akmola (88%)

  •
  OOO Pronto Volgograd (88%)

  •
  OOO Pronto Kazan (63.36%)

  •
  ZAO Tambov Info (83.6%)

  •
  OOO Pronto Petersburg (44.88%)

  •
  AOZT Pronto Samara (79.2%)

  •
  OOO Pronto Kaliningrad (52.8%)

  •
  OOO Pronto Nivhnij Novgorod (79.2%)

  •
  OOO Pronto Vladivostok (52.8%)

  •
  OOO Pronto Novosibirsk (44%)

  •
  OOO Tambukan (48.4%)

  •
  ZAO Mir Pechati (8.8%)

  •
  OOO Utro Peterburga (48.4%)

  •
  ZAO Pronto Akzhol (70.4%)

  •
  RU.com OOO (88%)

  •
  OOO Pronto Saratov (47.52%)

  •
  ZAO Novaja Pressa (79.2%)

  •
  OOO Pronto Oka (39.6%)

  •
  OOO Pronto Ivanovo (47.52%)

  •
  OOO Delta-M (26.62%)

  Asia, Australia and South America subsidiaries:

  •
  Tarai Trading Pte, Ltd. (100%)

  •
  Hebdo Mag Singapore Pte, Ltd. (55%)

  •
  Trader.com Australia Holdings Pty. Ltd. (100%)

  •
  Trader.com (Australia) Pty Ltd (69.9%)

  •
  Trading Post Group Pty Ltd (69.9%)

  •
  Ad Mag Queensland Pty Limited (69.9.%)

  •
  Collectormania Australia Pty Ltd (69.9%)

  •
  Ad Mag SA & New South Wales Pty Ltd (69.9%)

  •
  Ad Mag AGI Pty Ltd (41.94%)

  •
  Trader.com Australia Warranties Pty Ltd (69.9%)

  •
  Warranty Direct (Australia) Ltd (35.65%)

  •
  Auto Trader Australia Pty Ltd (69.9%)

  •
  Sydney Auto Trader Pty Ltd (69.9%)

  •
  Sydney Buy & Sell Pty Ltd (69.9%)

  •
  WA Auto Trader Pty Ltd (69.9%)

  •
  The Melbourne Trading Post Pty Ltd (69.9%)

  •
  The National Trading Post Pty Ltd (69.9%)

  •
  Free Classifieds Australia Pty Ltd (69.9%)

  •
  The Personal Trading Post Pty Ltd (69.6%)

  •
  True Blue Tradesmen Pty Ltd (69.9%)

  •
  Interactive Trading Post Services Pty Ltd (69.9%)

  •
  Adsonline.com.au Pty Ltd (69.9%)

  •
  Appraised Staff Agency Pty Ltd (69.9%)

  •
  Australia Wide Classifieds Pty Ltd (69.9%)

  •
  Blue Mountains Trading Post Pty Ltd (69.9%)

  •
  Commercial Dynamics Pty Ltd (69.9%)

  •
  Tradernet Pty Ltd (69.9%)

  •
  Trading Post Australia Pty Ltd (69.9%)

  •
  Autobytel Australia Pty Ltd (5.17%)

  •
  Trading Post Classifieds Pty Ltd (69.9%)

  •
  Tradingpost.com.au Pty Ltd (69.9%)

  •
  Trading Post Finance Pty Ltd (69.9%)

  •
  Trading Post On Line Pty Ltd (69.9%)

  •
  Trading Post Publishing Pty Ltd (69.9%)

  •
  Research Resources Pty Ltd (69.9%)

  •
  Job Guide Pty Ltd (69.9%)

  •
  Tradingpostads.com Pty Ltd (69.9%)

  •
  Trading Post Auctions Pty Ltd (69.9%)

  •
  Tradingpost.com Pty Ltd (69.9%)

  •
  Queensland Trading Post Pty Ltd (69.9%)

  •
  Trading Post on the net Pty Ltd (69.9%)

  •
  Trading Post Marketing (Qld) Pty Ltd (69.9%)

  •
  Hebdo Mag Brazil Holdings Ltda (100%)

  •
  Grisma Investments Ltd (92.34%)

  •
  Editora Balcao Ltda (100%)

  •
  Trader.com Colombia Holdings Ltd (92.34%)

  •
  Editora Immobiliaria Ltda (64.64%)

  •
  Editora Urbana Ltda (64.64%)

  •
  Trader.com Argentina Holdings S.r.l. (100%)

  •
  Trader.com Argentina SC (100%).